                                                                    EXHIBIT 10.2

                                    GUARANTEE

     GUARANTEE dated as of March 2, 2001 (this "Guarantee") made by IMMUNEX
                                                ---------
CORPORATION, a Washington corporation ("Immunex") and IMMUNEX MANUFACTURING
                                        -------
CORPORATION, a Washington corporation (together with Immunex, individually and collectively, the "Guarantor"), in favor of Immunex Real Estate Trust 2001 (the
                   ---------
"Lessor"), Immunex Funding Corp., a Delaware corporation ("SPC"), the Investors,
 ------                                                    ---
and Chase Manhattan Bank, as Administrative Agent for SPC (the Lessor, the Investors, SPC, Chase Manhattan Bank, as Administrative Agent for SPC, and their respective successors and assigns, collectively known as the "Beneficiaries").
                                                              -------------

                             Preliminary Statement
                             ---------------------

     Pursuant to the SPC Loan Agreement, SPC has agreed to make loans (the "SPC
                                                                            ---
Loans") to the Lessor upon the terms and conditions set forth therein, to be
-----
evidenced by notes issued by the Lessor under the SPC Loan Agreement. The Lessor has entered into the SPC Loan Agreement for the purpose of facilitating the financing, with the proceeds of the SPC Loans, of the acquisition of a leasehold interest in the Land and the construction of Improvements thereon, which Land and Improvements shall, in turn, be leased to the Lessee.

     The SPC Loans will be made from time to time at the request of the Construction Agent in consideration for the agreement of the Construction Agent, for the benefit of the Lessor, to perform its obligations under the Agency Agreement. It is a condition precedent to the obligation of SPC to make its SPC Loans to the Lessor under the SPC Loan Agreement and for the Investors to make their Contributions under the Participation Agreement that the Guarantor shall have executed and delivered this Guarantee for the ratable benefit of the Beneficiaries.

     The Guarantor wishes to induce (i) SPC to make the SPC Loans and enter into the SPC Loan Agreement and the other Operative Agreements to which it is a party and (ii) the Investors to make the Investor Contributions and enter into the Participation Agreement (referred to below) and the other Operative Agreements to which they are party.

     NOW, THEREFORE, in consideration of the premises contained herein and to induce (i) SPC to make the SPC Loans and enter into the SPC Loan Agreement and the other Operative Agreements to which it is a party and (ii) the Investors to make the Investor Contributions and enter into the Participation Agreement and the other Operative Agreements to which they are a party, the Guarantor hereby agrees for the ratable benefit of the Beneficiaries as follows:
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     1. Defined Terms. (a) Capitalized terms not otherwise defined herein shall
        -------------
have the meanings set forth on Annex A to the Participation Agreement dated as of the date hereof among Immunex, Immunex Funding Corp., as SPC, The Chase Manhattan Bank, as Administrative Agent, as Collateral Agent and as Agent Bank, Immunex Real Estate Trust 2001, the Investors party thereto, the Banks party thereto, and Wilmington Trust Company.

     (b) As used herein, the following terms shall have the following meanings:

          "Contribution Obligations" means the collective reference to the
           ------------------------
outstanding amount of the Investor Contributions and the Investor Yield with respect thereto and all rights of the Investors to receive distributions under the Trust Agreement and any of the other Operative Agreements.

          "Guaranteed Obligations" means the collective reference to (i) the
           ----------------------
Note Obligations and (ii) the Contribution Obligations and, with respect to each such obligation, interest accruing thereon at the applicable rate provided in the Operative Agreements after maturity and interest accruing at the then applicable rate provided in the Operative Agreements after the filing of any petition in bankruptcy, or the commencement of an insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and whether such obligations are direct or indirect, absolute or contingent, due or to become due, or now existing or hereinafter incurred, which may arise, under, out of or in connection with any of the Operative Agreements, any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, Investor Contributions or Investor Yield, reimbursement obligations, fees, indemnities, costs, expenses, or payment obligations (including, without limitation, all fees and disbursements of counsel to any of the Beneficiaries).

          "Note Obligations" means the collective reference to the unpaid
           ----------------
principal of and interest on the SPC Loans and the SPC Notes and all other payment obligations and liabilities of the Lessor to the Administrative Agent and SPC under the SPC Notes, the SPC Loan Agreement and any of the other Operative Agreements.

     2.  Guarantee. (a) Subject to the provisions of paragraph 2(b) and (c), the
         ---------
Guarantor hereby unconditionally and irrevocably guarantees to the Beneficiaries and their respective successors, endorsees, transferees and assigns the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.

     (b) Anything to the contrary notwithstanding, (i) if (A) a Construction Risk Event has occurred, (B) no other Lease Event of Default has occurred and is continuing at such time, and (C) the Construction Agent performs its obligations under Section 5.4(a) of the Agency Agreement, then the obligations of the Guarantor hereunder shall be limited to the Guaranteed Obligations in the amount of the Non-Completion Amount and all other amounts owing by Lessee or Construction Agent under Section 5.4(a) of the Agency Agreement, and (ii)(A) if no Lease Event of Default, or on the Maturity Date, no Lease Default has occurred and is continuing, the obligations of the Guarantor hereunder shall be limited to the unpaid principal of and interest on the Tranche A SPC Notes and
(B) if any (x) Lease Event of Default or (y) on the

Maturity Date, any Lease Default has occurred and is continuing, the Guarantor shall be liable for the Guaranteed Obligations.

     (c) Without affecting any of the Construction Agent's obligations under
Section 5.4(a) of the Agency Agreement and the Guarantor's obligations hereunder with respect thereto, anything else herein to the contrary notwithstanding, during the Construction Period the Lessee shall not be liable for any Note Obligations hereunder.

     (d) The Guarantor further agrees to pay any and all expenses (including, without limitation, fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent, Collateral Agent or any Beneficiary in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Guaranteed Obligations and all amounts owing hereunder are paid in full, notwithstanding that from time to time prior thereto the Lessor may be free from any Guaranteed Obligations.

     (e) The Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of Collateral Agent or any Beneficiary hereunder with respect to the amount of the liability of Guarantor.

     (f) No payment or payments made by the Lessor, any Guarantor or any other Person or received or collected by Collateral Agent or any Beneficiary from the Lessor, a Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor as set forth in this Section 2 until the Guaranteed Obligations and all amounts owing hereunder are paid in full.

     (g) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to anything in this Guarantee (including this Section
2) or in any other Operative Agreement to the contrary notwithstanding, any payment made by the Lessee, Construction Agent or the Guarantor to the Lessor in accordance with the Operative Agreements shall satisfy and discharge the obligations of the Guarantor hereunder to the extent of such payment; and Guarantor shall have no obligation or liability to the Collateral Agent or any Beneficiary on account of its liability hereunder, it will notify Collateral Agent in writing that such payment is made under this Guarantee for such purpose.

     (h) The obligations of each entity comprising Guarantor hereunder shall be joint and several.

     3. Right of Set-off. In addition to any rights now or hereafter granted
        ----------------
under applicable law or otherwise, and to the extent not prohibited by applicable law, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of

Default, Collateral Agent and each Beneficiary is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Lessor, the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by Collateral Agent or such Beneficiary (including, without limitation, by branches and agencies of Collateral Agent or such Beneficiary wherever located) to or for the credit or the account of the Guarantor against and on account of the obligations and liabilities of the Guarantor hereunder (subject to the limitations herein), and all other claims of any nature or description arising out of or connected with this Guarantee or any other Operative Agreement, provided that all notices and cure periods have been provided to Lessor as required under the applicable Operative Agreement(s), but irrespective of whether Collateral Agent or such Beneficiary shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured. Collateral Agent and each Beneficiary agrees promptly to notify Guarantor after any such set off and application made by Collateral Agent or such Beneficiary; provided that failure to give such notice shall not affect the validity of such set-off and application.

           4. No Subrogation. Notwithstanding any payment or payments made by
              --------------
the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Beneficiary, the Guarantor shall not be entitled to exercise or enforce any subrogation rights of Collateral Agent or any Beneficiary against the Lessor or any other Person or any collateral security or guarantee or right of offset held by Collateral Agent or any Beneficiary for the payment of the Guaranteed Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Lessor or any other Person in respect of payments made by the Guarantor hereunder, until all amounts owing to Collateral Agent and the Beneficiaries by the Lessor on account of the Guaranteed Obligations and all amounts owing hereunder are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations and all amounts owing hereunder shall not have been paid in full, such amount shall be held by the Guarantor in trust for Collateral Agent and the Beneficiaries, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to Collateral Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to Collateral Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in Section 13 of the Participation Agreement.

           5. Amendments, etc. with respect to the Guaranteed Obligations;
              -----------------------------------------------------------
Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding
----------------
that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by Collateral Agent or any Beneficiary may be rescinded by such party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time in accordance with the respective terms thereof, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Collateral Agent or any Beneficiary, and the SPC Loan Agreement, the Participation Agreement and the other Operative Agreements may be amended, modified, supplemented or terminated, in whole or in part, from time to time, and any collateral security, guarantee or right of offset at any time held by Collateral Agent or any Beneficiary for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Neither Collateral Agent nor any Beneficiary shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, Collateral Agent or any Beneficiary may, but shall be under no obligation to, make a similar demand on the Lessor or any other guarantor, and any failure by Collateral Agent or any Beneficiary to make any such demand or to collect any payments from the Lessor or any other guarantor or any release of the Lessor or such other guarantor shall not relieve the Guarantor from its obligations under this Guarantee, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Collateral Agent or any Beneficiary against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

           6. Guarantee Absolute and Unconditional. The Guarantor waives any and
              ------------------------------------
all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Collateral Agent or any Beneficiary upon this Guarantee or acceptance of this Guarantee; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Lessor and the Guarantor, on the one hand, and Collateral Agent and the Beneficiaries, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Lessor or the Guarantor with respect to the Guaranteed Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee and surety of payment without regard to (a) the validity, regularity or enforceability of the SPC Loan Agreement or any other Operative Agreement, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Collateral Agent or any Beneficiary, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Lessor or the Guarantor against Collateral Agent or any Beneficiary, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Lessor or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Lessor for the Guaranteed Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, Collateral Agent and any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Lessor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by Collateral Agent or any Beneficiary to pursue such other rights or remedies or to collect any payments from the Lessor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Lessor or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Collateral Agent and the Beneficiaries against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of Collateral Agent and the Beneficiaries, and their respective successors, indorsees, transferees and assigns, until all the Guaranteed Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the SPC Loan Agreement, Lease and other Operative Agreements the Lessor may be free from any Guaranteed Obligations.

           7. Reinstatement. This Guarantee shall continue to be effective, or
              -------------
be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Collateral Agent or any Beneficiary upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Lessor or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Lessor or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

           8. Payments. The Guarantor hereby guarantees that payments hereunder
              --------
will be paid to Collateral Agent without set-off or counterclaim in Dollars at the office of Collateral Agent located at 450 West 33rd Street, New York, New York 10001. If demand is made for payment under this Guarantee at or prior to 11:00 a.m. Eastern Standard Time on a Business Day, payment shall be due hereunder on or before the close of such Business Day; otherwise, payment shall be due before the close of the next succeeding Business Day after such demand is made.

           9. Affirmative Covenants of the Guarantor. Guarantor hereby covenants
              --------------------------------------
and agrees that so long as this Guarantee is in effect and until the SPC Loan Commitments and the Investor Contribution Commitments have terminated and the Guaranteed Obligations and all amounts owing hereunder are paid in full the Guarantor will:

          9.1   Financial Statements.  Furnish to the Collateral Agent:
          --------------------------

          (a) as soon as available for distribution to shareholders and creditors generally, but in any event within 120 days after the end of each fiscal year of Immunex, a copy of the consolidated balance sheet of Immunex and its consolidated Subsidiaries, as of the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young or other independent certified public accountants of nationally recognized standing and reasonably acceptable to the Collateral Agent;

          (b) as soon as available for distribution to shareholders and creditors generally, but in any event within 90 days after the end of each fiscal year of Immunex, a copy of the unaudited consolidated balance sheet of Immunex and its consolidated Subsidiaries, as at the end of such year, and the related unaudited consolidated statements of income and retained earnings and of cash flows for such year, in each case setting forth in comparative form the figures for the corresponding period of the previous year and the figures for such period as shown on the budgets of Immunex for such year; and

          (c) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Immunex, the unaudited consolidated balance sheet of Immunex and its consolidated Subsidiaries, as at the end of such quarter, and the related unaudited consolidated statements of income and retained earnings and of cash flows of Immunex and its consolidated Subsidiaries, for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, certified by a Responsible Officer of Immunex as being fairly stated in all material respects when considered in relation to the consolidated financial statements of Immunex and its consolidated Subsidiaries, (subject to normal year-end audit adjustments), and in each case setting forth in comparative form the figures for such periods as shown on the budgets of such Person for such year; and

          (d) as soon as available, copies of its Current SEC Reports, if any;

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          9.2   Certificates; Other Information. Furnish to the Collateral
          -------------------------------------
Agent:

          (a) concurrently with the delivery of the financial statements referred to in Section 9.1(a), or as a component thereof, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in Sections 9.1(a) and 9.1(c), a certificate of a Responsible Officer of Immunex stating that, to the best of such Responsible Officer's knowledge, Guarantor during such period has observed or performed all of its covenants and other agreements, and satisfied every material condition, contained in this Guarantee and the other Operative Agreements to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

          (c) (i) within five days after the same are sent, copies of all financial statements and reports which Immunex, if at such time any class of Immunex's securities are held by the public, sends to its stockholders generally, or, if otherwise, such financial statements and reports as are made generally available to the public, and (ii) within five days after the same are filed, copies of all financial statements and reports which Immunex may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

          (d) promptly, such additional financial and other information as the Beneficiaries or the Collateral Agent may from time to time reasonably request.

          9.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or
          --------------------------
before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Guarantor or any Subsidiary of Guarantor, as the case may be.

          9.4 Conduct of Business and Maintenance of Existence. Continue to
          ----------------------------------------------------
engage in business in the same general type of industry or industries in which its business is now conducted by it, and, in conjunction therewith, in any industry or industries complementary thereto as reasonably determined by Immunex, and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 9.5, provided, that Immunex may re-incorporate under the laws of the State of Delaware in accordance with applicable Legal Requirements and upon thirty (30) days prior written notice to Collateral Agent; comply with all Contractual Obligations and Legal Requirements except to the extent that failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          9.5 Maintenance of Property; Insurance. Guarantor will, and will
          --------------------------------------
cause each of its consolidated Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, casualty, condemnation and ordinary wear and tear excepted, and promptly repair or replace such property following any damage thereto, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

          9.6 Inspection of Property; Books and Records; Discussions. Keep
          ----------------------------------------------------------
proper books of records and account in which full, true and correct entries in conformity with GAAP and all Legal Requirements shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of Collateral Agent to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired in accordance with
Section 10.3 of the Lease, and to discuss the business, operations, properties and financial and other condition of Guarantor and Subsidiaries of Guarantor with officers and employees of Guarantor and Subsidiaries of Guarantor and with its independent certified public accountants; provided, however, that no such visit, inspection or examination or discussion shall unreasonably disrupt or interfere with normal operations of Guarantor or any of its Subsidiaries and any such representatives of the Beneficiaries and the Collateral Agent shall be accompanied by a Responsible Officer of Guarantor. No failure to comply with any request for the exercise of rights hereunder shall be cause for any Event of Default unless such request is submitted in writing to Guarantor with reference to this Section 9.6.

           9.7   Notices. Promptly give notice to the Beneficiaries and the
           -------------
Collateral Agent of:

           (a) the occurrence of any Default or Event of Default of which Guarantor has actual knowledge;

           (b) any (i) default or event of default by Guarantor or any of its Subsidiaries under or with respect to any of their respective Contractual Obligations in any respect which, if not cured, would reasonably be expected to have a Material Adverse Effect, or to Guarantor's knowledge any default or event of default by any third party under or with respect to any Contractual Obligation of said third party with Guarantor or any of its Subsidiaries in a respect which, if not cured, would reasonably be expected to have a Material Adverse Effect or (ii) litigation, investigation or proceeding of which Guarantor has actual knowledge which may exist at any time between Guarantor or any Subsidiary of Guarantor and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect;

           (c) any litigation or proceeding affecting Guarantor or any Subsidiary of Guarantor of which Guarantor has actual knowledge in which the amount involved is reasonably anticipated by Guarantor to exceed $15,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought and which if adversely determined would reasonably be expected to have a Material Adverse Effect;

           (d) the following events, as soon as possible and in any event within 30 days after Guarantor has actual knowledge thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or Guarantor, any Commonly Controlled Entity with respect to the termination of any Single Employer Plan; and

           (e) (i) a development or event which has had or would reasonably be expected to result in the Fixed Charge Ratio being less than 1.0 to 1, or (ii) any action by the Food and Drug Administration ("FDA")
                                                                       ---
           which causes Immunex to operate under a consent decree, or (iii) any action by the FDA which causes Immunex to cease production of Enbrel.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Guarantor proposes to take with respect thereto.

           9.8 Environmental Laws. (a) Comply in all material respects with, and
           ----------------------
undertake all reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all Environmental Laws and obtain and comply in all material respects with and maintain, and undertake all reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws, and upon discovery of any non-compliance or suspected non-compliance, undertake all reasonable efforts to attain material compliance;

           (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities respecting Environmental Laws, except to the extent that the failure to so conduct, complete or take such actions, or to comply with such orders and directives, would not in the aggregate reasonably be expected to have a Material Adverse Effect;

           (c) Defend, indemnify and hold harmless the Lessor, the Beneficiaries and the Collateral, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of or noncompliance with any Environmental Laws applicable to the real property owned or operated by Guarantor or any Subsidiary of Guarantor, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefore; and

           (d) Maintain a program to identify and promote substantial compliance with and to minimize prudently any liabilities or potential liabilities under any Environmental Law that may affect Guarantor or any of its Subsidiaries.

           9.9 Subsequent Guarantees. Immunex shall cause each Subsidiary of
           -------------------------
Immunex for which the aggregate value of all assets owned by such Subsidiary is or becomes greater than the lesser of (x) five percent (5%) of Total Assets as of the last day of the immediately preceding fiscal quarter of Immunex, (y) five percent (5%) of Total Revenues for the twelve (12) month period ended on the immediately preceding fiscal quarter, and (z) five percent (5%) of EBITDA (without giving effect to this sentence) for the twelve (12) month period ended on the immediately preceding fiscal quarter, to execute an amendment to this Guarantee, whereby such Subsidiary becomes a party hereto promptly after the later of (i) the date on which such Subsidiary becomes a Subsidiary of Immunex and (ii) the date on which such Subsidiary's assets attain an aggregate value in excess of the lesser of (x) five percent (5%) of Total Assets as of the last day of the immediately preceding fiscal quarter of Immunex, (y) five percent (5%) of Total Revenues for the twelve (12) month period ended on the immediately preceding fiscal quarter, and (z) five percent (5%) of EBITDA (without giving effect to this sentence) for the twelve (12) month period ended on the immediately preceding fiscal quarter; provided, that each Person required to
                                      --------  ----
become a party hereto by this Section 9.9 which becomes a Subsidiary of Immunex after the date hereof shall only be required to become a party to the extent not prohibited by such Person's existing contractual obligations in the event that such contractual obligations existed at the time such Person became a Subsidiary and were not created in anticipation thereof. If at any time after such Person becomes a Subsidiary of Immunex any such contractual prohibition ceases to exist, then such Subsidiary shall be required to become a party to this Guarantee as provided above in this Section 9.9.

           10.  Negative Covenants. Immunex hereby agrees that so long as this
                ------------------
Guarantee is in effect and until the SPC Loan Commitments and the Investor Contribution Commitments have terminated and the Guaranteed Obligations and all amounts owing hereunder are paid in full, Immunex shall not, directly or indirectly:

          10.1  Financial Condition Covenants.
          -----------------------------------

          (a)   Leverage Ratio. Permit the Leverage Ratio at any time to be
                --------------
greater than 2.0 to 1.0.

          (b)   Fixed Charge Ratio. Permit the Fixed Charge Ratio for the four
                ------------------
          (4) consecutive fiscal quarters of Immunex ending with any fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter:

                               Four Fiscal Quarters              Fixed Charge Ratio
                               --------------------              ------------------
                                        Ended
                                        -----
                           -------------------------------- ----------------------------
                           December 31, 2001                1.75 to 1.0
                           -------------------------------- ----------------------------
                           December 31, 2002                1.75 to 1.0
                           -------------------------------- ----------------------------
                           December 31, 2003                2.0 to 1.0
                           -------------------------------- ----------------------------
                           December 31, 2004                2.0 to 1.0
                           -------------------------------- ----------------------------
                           December 31, 2005                3.0 to 1.0
                           -------------------------------- ----------------------------
                           December 31, 2006                3.0 to 1.0
                           -------------------------------- ----------------------------
                           December 31, 2007                3.0 to 1.0
                           -------------------------------- ----------------------------
                           December 31, 2008                3.0 to 1.0
                           -------------------------------- ----------------------------

          10.2 Limitation on Liens. Create, incur, assume or suffer to exist any
          ------------------------
Lien upon any of its property, assets or revenues (other than the Property), whether now owned or hereafter acquired, except for Permitted Encumbrances and the following:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of Immunex or any Subsidiary of Immunex, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

          (c) Liens of any of the types referred to in clause (b) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

          (d) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards;

          (e) Liens in favor of municipalities to the extent agreed to by the Lessor or permitted under the Participation Agreement or other Operative Agreements;

          (f) rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease for no longer than the duration of the Lease;

          (g) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self insurance arrangements;

          (h) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (i) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of Immunex or any of its Subsidiaries;

          (j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with the importation of goods so long as such Liens attach only to the imported goods;

          (k) Liens now or hereafter granted in favor of the Administrative Agent, SPC, the Collateral Agent or other Person pursuant to the Operative Agreements; and

          (l) Liens not otherwise permitted in clauses (a)-(k) above securing Indebtedness not exceeding, when taken together with the aggregate value of the assets which are subject to arrangements with any Person where Immunex or any of the Subsidiaries of Immunex is the lessee of real or personal property which has been or is to be sold or transferred by Immunex or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Immunex or such Subsidiary, thirty-five percent (35%) of Total Assets.

          10.3 Limitations on Fundamental Changes. Enter into any merger,
          ---------------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except:

          (a) any Subsidiary of Immunex may take any of the foregoing actions; provided, that, after giving pro form effect to such action, Guarantor
          --------
          shall be in compliance with all covenants hereunder;

          (b) Guarantor may be merged or consolidated with or into any other Person, provided, that Guarantor shall be the continuing or surviving
                  --------
          corporation and after giving pro form effect to such merger or consolidation, Guarantor shall be in compliance with all covenants hereunder; and

          (c) pursuant to the Operative Agreements.

          10.4 Limitation on Sale or Lease of Assets. Convey, sell, lease,
          ------------------------------------------
assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

          (a) obsolete or worn out property disposed of in the ordinary course of business;

          (b) the sale of inventory in the ordinary course of business;

          (c) the sale by Immunex or its Subsidiaries of those lines of business identified on Schedule 10.4(c);
                        ----------------

          (d) the sale or discount without recourse of defaulted accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

          (e) as permitted by Section 10.3;

          (f) the lease by a Subsidiary as lessor of real estate properties to Immunex or any Subsidiary of Immunex for use by Immunex or such Subsidiary as the site of its offices and facilities;

          (g) pursuant to the Operative Agreements; and

          (h) the conveyance, sale, lease, assignment, transfer or other disposal of property, business or assets of Immunex and its Subsidiaries which are not material to a principal business of Immunex, provided such sale could not reasonably be expected to have a Material Adverse Effect.

          10.5 Limitation on Dividends. Declare or pay any dividend (other than
          ----------------------------
dividends payable solely in common stock of such Person) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of such Person or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Immunex or any Subsidiary of Immunex, except that if no Default or Event of Default exists or would reasonably be expected to be caused thereby (i) Subsidiaries of Guarantor may declare and pay dividends to Guarantor and other shareholders of such Subsidiaries, and (ii) during any fiscal year of Immunex following the Closing Date, Immunex shall be permitted to declare cash dividends or repurchase its Capital, provided that after giving pro forma effect to the any such declarations, payments or repurchases, Guarantor shall be in compliance with all other covenants hereunder.

          10.6 Nature of Business. Engage in any principal business other than
          -----------------------
business in the same general type of industry or industries in which its business is now conducted, or in conjunction therewith, in any industry or industries complementary thereto as reasonably determined by Immunex.

          10.7 Change in Control. Permit or otherwise allow either (i) a
          ----------------------
"person" or a "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act) other than American Home Products Corporation, a Delaware corporation (or its affiliates or successors) to become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) of more than 50% of the then outstanding voting stock of Immunex, or (ii) a majority of the Board of Directors of Immunex to consist of individuals who are not Continuing Directors; "Continuing Director" means, as of any date of determination, (x) an
            -------------------
individual who on the date two (2) years prior to such determination date was a member of Immunex's Board of Directors, or (y) any new director whose election or nomination for election by Immunex's shareholders, was approved by a vote of at least a majority of the directors then still in office who either were directors on the date two (2) years prior to such determination date or whose election, or nomination for election, was previously so approved.

          11. Notices. All notices, requests and demands to or upon Collateral
              -------
Agent, any Beneficiary or the Guarantor to be effective shall be in writing (including by telecopy) by United States certified or registered mail (postage prepaid), by nationally recognized courier service, by hand or by telecopy with confirming notice and any such notice shall become effective upon receipt and shall be directed to any Beneficiary or Guarantor, as the case may be, at each of their respective addresses or transmission numbers for notices provided in
Section 14.3 of the Participation Agreement. Each Beneficiary and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in Section 14.3 of the Participation Agreement.

           12. Severability. Any provision of this Guarantee that is prohibited
               ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           13. Integration. This Guarantee and other applicable Operative
               -----------
Agreements represent the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by Collateral Agent or any Beneficiary relative to the subject matter hereof not reflected herein.

           14. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None
               -----------------------------------------------------
of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except as provided in Section 14.5 of the Participation Agreement.

           (b) Neither Collateral Agent nor any Beneficiary shall, by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Collateral Agent or any Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Collateral Agent or any Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Collateral Agent or such Beneficiary would otherwise have on any future occasion.

           (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

           15. Section Headings. The section headings used in this Guarantee are
               ----------------
for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

           16. Successors and Assigns. This Guarantee shall be binding upon the
               ----------------------
successors and assigns of the Guarantor and shall inure to the benefit of Collateral Agent and the Beneficiaries and their successors and permitted assigns.

           17. SUBMISSION TO JURISDICTION; WAIVERS. (a) THE GUARANTOR HEREBY
               -----------------------------------
IRREVOCABLY AND UNCONDITIONALLY:

               (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ALL LEGAL ACTIONS OR PROCEEDINGS RELATING TO THIS GUARANTEE OR ANY OTHER OPERATIVE AGREEMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE

           UNITED STATES LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF;

               (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURT, WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND WAIVES ANY OBJECTION THAT SUCH ACTION OR PROCEEDING IN ANY SUCH COURT WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD, CLAIM OR ASSERT THE SAME;

               (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID TO, OR BY PERSONAL SERVICE AT, ITS ADDRESS SET FORTH HEREIN OR SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT HERETO, WHETHER OR NOT SUCH ADDRESS BE WITHIN THE JURISDICTION OF ANY SUCH COURT;

               (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT (AND NOT OF THIS GUARANTOR) TO SUE IN ANY OTHER JURISDICTION; AND

               (v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 17 ANY SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES.

           (b) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

           18. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED
               -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           19. Survival of Representations, Warranties, etc. All
               --------------------------------------------
representations, warranties, covenants and agreements made herein and in statements or certificates delivered pursuant hereto shall survive any investigation or inspection made by or on behalf of the Lessor and shall continue in full force and effect until all of the obligations of the Guarantor under this Guarantee shall be fully performed in accordance with the terms hereof, and until the payment in full of all sums payable by the Lessee under the Operative Agreements, and until performance in full of all obligations of the Lessee in accordance with the terms and provisions of such agreements.

          20.  Third Party Beneficiaries. The Guarantor expressly acknowledges
               -------------------------
and agrees that each Indemnified Person shall be a third party beneficiary of this Guarantee.

          21.  Action by Administrative Agent. The Administrative Agent shall
               ------------------------------
only take action hereunder as directed by SPC.

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                         IMMUNEX CORPORATION


                                         By:       /s/ David A. Mann
                                             -------------------------------
                                             Name: David A. Mann
                                             Title: Executive Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer


                                         IMMUNEX MANUFACTURING CORPORATION


                                         By:       /s/ David A. Mann
                                             -------------------------------
                                             Name: David A. Mann
                                             Title: Treasurer